DELAWARE GROUP® EQUITY FUNDS V

Delaware Dividend Income Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated March 28, 2014

Effective as of the date of this supplement, the following replaces the information in the section entitled “Fund summary – Who manages the Fund? – Investment manager”:

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Babak "Bob" Zenouzi	Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS)	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	December 1996
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader	March 2005
Anthony A. Lombardi, CFA	Vice President, Senior Portfolio Manager	March 2005
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	March 2005
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager	October 2006
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008
Wayne A. Anglace, CFA	Vice President, Senior Portfolio Manager	March 2010
Edward A. “Ned” Gray, CFA	Senior Vice President, Chief Investment Officer — Global and International Value Equity	March 2011
Thomas H. Chow, CFA	Senior Vice President, Chief Investment Officer – Corporate Credit	December 2012
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
John P. McCarthy, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014

Effective as of the date of this supplement, the following replaces the biographical information in the section entitled “Who manages the Fund – Portfolio managers.”

Portfolio managers

Babak Zenouzi, Damon J. Andres, D. Tysen Nutt Jr., Anthony A. Lombardi, Robert A. Vogel Jr., Nikhil G. Lalvani, Kristen E. Bartholdson, Wayne A. Anglace, and Edward A. "Ned" Gray have primary responsibility for making day-to-day investment decisions for the equity portion of the Fund. Mr. Andres has been a part of the Fund's investment management team since its inception. Messrs. Nutt, Lombardi, and Vogel assumed responsibility for the Fund in March 2005, Mr. Zenouzi assumed responsibility for the Fund in May 2006, Mr. Lalvani assumed responsibility for the Fund in October 2006, and Ms. Bartholdson assumed responsibility for the Fund in December 2008. Mr. Anglace assumed responsibility for the Fund in March 2010, and Mr. Gray assumed responsibility for the Fund in March 2011.

Thomas H. Chow, Paul A. Matlack, Craig C. Dembek, John P. McCarthy, and Christopher M. Testa have primary responsibility for making day-to-day investment decisions for the fixed income portion of the Fund. Messrs. Chow, Matlack, Dembek, and McCarthy assumed responsibility for the Fund in December 2012, and Mr. Testa assumed responsibility for the Fund in June 2014.

Babak "Bob" Zenouzi, Senior Vice President, Chief Investment Officer - Real Estate Securities and Income Solutions (RESIS)
Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader
D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager
Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment

Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last worked as a director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst, last serving as a vice president. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA in finance with a concentration in portfolio management. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager
Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Senior Portfolio Manager
Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Kristen E. Bartholdson, Vice President, Senior Portfolio Manager
Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Wayne A. Anglace, CFA, Vice President, Senior Portfolio Manager
Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s convertible bond strategies. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Edward A. "Ned" Gray, CFA, Senior Vice President, Chief Investment Officer - Global and International Value Equity
Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 20 years. Prior to joining Delaware Investments in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray was a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Thomas H. Chow, CFA, Senior Vice President, Chief Investment Officer – Corporate Credit
Thomas H. Chow is a senior member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation with respect to credit and related strategies. His experience includes asset liability management solutions and credit risk opportunities that span the ratings and global spectrum. In 2001, he joined Delaware Investments as a portfolio manager, after working as a trader of high grade and high yield securities, as well as structured vehicles, at SunAmerica/AIG from 1997 to 2001. He began his investment career as an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Paul A. Matlack, CFA, Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist
Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Craig C. Dembek, CFA, Senior Vice President, Co-Head of Credit Research, Senior Research Analyst
Craig C. Dembek is a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

John P. McCarthy, CFA, Senior Vice President, Co-Head of Credit Research, Senior Research Analyst
John P. McCarthy is a senior research analyst on the firm’s taxable fixed income team, responsible for industrials, steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Christopher M. Testa, CFA, Senior Vice President, Senior Portfolio Manager
Christopher M. Testa joined Delaware Investments in January 2014 as a senior portfolio manager in the firm’s corporate credit portfolio management group. He helps manage both investment grade and high yield corporate credit. Prior to joining the firm, Testa worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. From 2001 to 2009, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Testa has more than 20 years of experience analyzing and investing in high yield and distressed credit. He earned his bachelor’s degree in economics, with a minor in government, from Hamilton College, and an MBA in finance with a concentration in investments from The Wharton School of the University of Pennsylvania.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 19, 2014.